SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 KSB

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 28, 2000
                                (Date of Report)

                              CNH Holdings Company
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                   0 17304                    11 2867201
          (Commission File Number) (IRS Employer Identification Number)

                        17659 Sun Meadow, Dallas TX 17659
           (Address of principal executive offices including zip code)

                                 (972) 248 4873
               (Registrant's telephone number including area code)

                        460 Ogden Street, Denver CO 80218
          (Former name or former address, if changed since last report)



Item 1. Change in Control of Registrant:

On May 16, 2000, Registrant, CNH Holdings Company (the "Company"), filed a Form 8-KSB reporting the rescission of the acquisition of SEDI, NORM and Bolton Energy and the recission of the formation of the TCA Transaction and the formation of Telenergy as a result of the settlement of various law suits which had been filed between various interested parties. The Federal District Court entered a formal order on June 28, 2000. This order follows:

                          UNITED STATES DISTRICT COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CNH HOLDINGS COMPANY, INC. and
TEXAS CAPITAL ADVISORS, INC.,

Plaintiffs,

v.                                                           CASE NO.: H-00-1218

MARK S. PIERCE and
CHARLES STIDHAM,

Defendants.
                                 FINAL JUDGMENT

This action came before the Court, Honorable David Hittner, presiding, on April 19, 2000, and the issues having been duly considered, and the parties, under oath, agreeing to the terms of this Final Judgment, this Court renders judgment as follows:

IT IS ORDERED AND ADJUDGED that the certain "Agreement of Purchase" dated June 15, 1998 (the "SEDI Contract") by and between CNH Holdings, Inc. ("CNHH"), Southport Environmental and Development, Inc. ("SEDI") and the shareholders of SEDI (Larry V. Tate ("Tate") and Gerald W. Pybas ("Pybas"), and any agreements or transactions stated therein or contemplated thereby, including, but not limited to, all actions, agreements, understandings and other matters between SEDI, Tate and Pybas (collectively the "Tate Group") and CNHH and/or Mark S. Pierce and Charles Stidham (the "Pierce Group") and the Tate Group (collectively, the "SEDI Contract Transactions") be, and the same are, hereby rescinded nuc pro tunc, to June 14, 1998, as if the SEDI Contract had never been executed and the SEDI Contract Transactions had never occurred.

IT IS FURTHER ORDERED AND ADJUDGED that all actions, agreements, transactions and other matters undertaken by the Tate Group, their designees, representatives, appointees or any person(s) acting for or on behalf of the Tate Group for or on behalf of CNHH subsequent to June 15, 1998 be and the same are hereby rescinded nuc pro tunc to June 14, 1998; provided, however, that no independent third party, acting in good faith with CNHH, shall be adversely affected by such rescission.

IT IS FURTHER ORDERED AND ADJUDGED that CNHH shall forthwith transfer to the Tate Group all ownership interest in and to, without representation or warranty of any kind whatsoever, any and all shares or other interests of SEDI which may be in the legal name of CNHH; provided, however, that this Judgment makes no decision or acknowledgments as to whether or not CNHH ever beneficially owned any of the issued or outstanding shares of common stock of SEDI.

IT IS FURTHER ORDERED AND ADJUDGED that all actions, agreements, transactions, and other matters by and between Messrs. Scott Paulsen ("Paulsen") and Robert A. Baker ("Baker") and Texas Capital Advisors, Inc. ("TCA") (collectively the "Paulsen Group"), their designees, representatives, appointees, or other persons acting for or on behalf of the Paulsen Group and CNHH be and the same are hereby rescinded nuc pro tunc to June 14, 1998.

IT IS FURTHER ORDERED AND ADJUDGED that all actions, agreements and transactions and other matters undertaken by the Paulsen Group, their designees, representatives, appointees or any other person(s) acting for or on behalf of the Paulsen Group for or on behalf of CNHH be and the same are hereby rescinded nuc pro tunc to June 14, 1998; provided, however, that no independent third party acting in good faith shall be adversely affected by such rescission.

IT IS FURTHER ORDERED AND ADJUDGED that CNHH promptly transfer to the Paulsen Group all ownership interest in and to, without representation or warranty of any kind whatsoever, any and all shares or other interests of Bolton Energy and Telenergy Corp. which may be in the legal name of CNHH; provided, however, that nothing in this Judgment shall indicate or be deemed to be a recognition that CNHH ever had beneficial ownership of any of the outstanding shares Bolton Energy or Telenergy, Inc.

IT IS FURTHER ORDERED AND ADJUDGED that SEDI shall promptly deliver to CNHH all ownership interest in and to any and all shares or other interests of CNHH which may be legally or beneficially owned by SEDI.

IT IS FURTHER ORDERED AND ADJUDGED that the Bolton Group deliver to CNHH any and all shares or other interests of CNHH received by the Bolton Group as a result of any transfer of Bolton Group shares to CNHH.

IT IS FURTHER ORDERED AND ADJUDGED that the following named individuals immediately surrender to CNHH all ownership interest in and to the numbered share certificates in the amounts referred to below:


      Name                       Certificate No.         Shares
      ----                       ---------------         ------
Robert A. Baker                      276578              162,300
McFarland Investments, Inc.          232274               28,000
Terry Lynn McFarland                 224542               12,500
Texas Capital Advisors, Inc.         275574            4,000,000
Texas Capital Trading I, Inc.        244885               98,702

IT IS FURTHER ORDERED AND ADJUDGED that upon surrender of the shares referred to above, the persons named above shall have no further claim or interest in such shares.

IT IS FURTHER ORDERED AND ADJUDGED that of the 2,020,000 shares of CNHH common stock owned of record by Gerald Pybas and Larry Tate (Certificate No.223669 for 1,010,000 shares by Gerald Pybas and Certificate No. 223668 for 1,010,000 in the name of Larry V. Tate) be forthwith delivered to CNHH, that CNHH reissue 1 share each for 700,000 shares in the names of Gerald W. Pybas and Larry V. Tate respectively and deliver such shares to Regions Bank in Kilgore, Texas as replacement for 2,020,000 shares which are being held as collateral by the Regions Bank. The remaining 620,000 shares delivered to CNHH by Pybas and Tate shall be immediately surrendered to the treasury of CNHH and neither Pybas nor Tate shall have any claim or further interest therein.

IT IS FURTHER ORDERED AND ADJUDGED that all claims by, between, and among the Partners which have been, or could have been brought herein are dismissed with Prejudice to the re-filing of same. The dismissed claims including, but are not limited to, those by, between and among CNHH, SEDI, Tate, Pybas, Paulsen, Baker, TCA, Pierce and Stidham.

IT IS FURTHER ORDERED AND ADJUDGED that all relief not granted herein is denied.

SIGNED this 28th day of June, 2000.

/s/ David Hitner
----------------
United States District Judge


In summary, the foregoing order confirms the report of the Company on May 16, 2000, and the previous filings of the Company during the present year and prior to the aforesaid date.

Item 2. Acquisition or Disposition of Assets: See Item 1, above.

Item 3. Bankruptcy or Receivership: Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant: Not Applicable.

Item. 5. Other Events: None.

Item 6. Resignation of Registrant's Directors: Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits: Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CNH HOLDINGS COMPANY
(Registrant)



By: /s/ Paul M. Lionti
----------------------
Paul M. Lionti, Chief Executive Officer


Date: June 28, 2000